WAYCROSS INDEPENDENT TRUST

(the “Trust”)

Waycross Focused Core Equity Fund (WAYFX)

(the “Fund”)

Supplement dated July 3, 2023

to the Fund’s Prospectus and Statement of Additional

Information (“SAI”) dated June 28, 2023

The Board of Trustees (“Board”) of the Trust has approved an amendment to the Investment Advisory Agreement between the Trust and Waycross Partners, LLC, the investment adviser of the Fund (the “Adviser”), to reduce the Fund’s investment advisory fee from 0.75% to 0.66%. In addition, the Board approved an amendment to the Expense Limitation Agreement between the Trust and the Adviser to reduce the Fund’s maximum operating expenses from 0.89% to 0.69% of its average daily net assets (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business). Both amendments became effective on July 1, 2023.

As a result of the foregoing, the following changes are hereby made to the Fund’s prospectus and SAI dated June 28, 2023:

1.)	The section labeled “SUMMARY – WAYCROSS FOCUSED CORE EQUITY FUND – FEES AND EXPENSES” beginning on page 8 of the Fund’s prospectus dated June 28, 2023 (the “Prospectus”) is hereby deleted in its entirety and replaced with the following:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)…………………………………………………………………………	0.66%
Distribution and/or Service (12b-1) Fees…………………………………………………...	None
Other Expenses………………………………………….…………………………………...	1.72%
Total Annual Fund Operating Expenses(1)………………………………………………...	2.38%
Less Management Fee Reductions and/or Expense Reimbursements(2)……………...	(1.69)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)……………………………………………………	0.69%
(1)	“Management Fees” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees.
(2)	Waycross Partners, LLC (the “Adviser”) has contractually agreed, until June 30, 2024, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.69% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2024, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until June 30, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$580	$1,117	$2,586

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

2.)	The section labeled “FUND MANAGEMENT – The Investment Adviser” beginning on page 23 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Investment Adviser

Waycross Partners, LLC, located at 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222 and 13000 Sawgrass Village Circle, Suite 28, Ponte Vedra Beach, Florida 32082, serves as the investment adviser to the Funds. Under the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides each Fund with a continuous program of investing each Fund’s assets and determining the composition of each Fund’s portfolio. The Adviser was organized in 2005 and provides investment advisory services to family trusts, high net worth individuals, registered investment advisers, and foundations. As of February 28, 2023, Waycross had approximately $350 million in assets under management and $2.3 billion in assets under advisement.

Under the Advisory Agreement, for its services, the Funds pay the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 1.25% of the average daily net assets for the Long/Short Fund and 0.66% of the average daily net assets for the Focused Fund. Before July 1, 2023, the Focused Fund paid the Adviser a Management Fee of 0.75%.

Under an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Funds, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.70% of the average daily net assets of the Long/Short Fund and 0.69% of the average daily net assets of the Focused Fund. Before June 30, 2024, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and
(ii) the expense limitation in effect at the time the expenses to be repaid were incurred. From June 1, 2021 until June 30, 2023, the Focused Fund’s net expense limit was 0.89%. For the fiscal year ended February 28, 2023, the Adviser waived its entire investment Management Fee from the Focused Fund.

A discussion of the factors considered by the Board in its approval of each Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, will be available in the Funds’ semi-annual Report to shareholders for the period ended August 31, 2023.

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3.)	The third and fourth paragraphs of the section labeled “INVESTMENT ADVISER” beginning on page 22 of the SAI are hereby deleted in their entirety and replaced with the following:

Under the Advisory Agreement, for its services, the Funds pay the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 1.25% of the average daily net assets for the Long/Short Fund and 0.66% of the average daily net assets for the Focused Fund. Before July 1, 2023, the Focused Fund paid the Adviser a Management Fee of 0.75%.

Pursuant to an amended expense limitation agreement between the Trust and the Adviser
(the “Expense Limitation Agreement”), the Adviser has contractually agreed, until June 30, 2024, to reduce the Management Fee and reimburse other expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Funds, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Funds’ business) to an amount not exceeding 1.70% of the average daily net assets of the Long/Short Fund and 0.69% of the average daily net assets of the Focused Fund. Before June 30, 2024, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by each Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and
(ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Before July 1, 2023, the Adviser had agreed under the Expense Limitation Agreement to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses to an amount not exceeding 0.89% of the Focused Fund through the period ending June 30, 2023. Before February 1, 2021, the Adviser had agreed under the Expense Limitation Agreement to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses to an amount not exceeding 1.75% of the average daily net assets of the Long/Short Fund and 1.25% of the Focused Fund through the period ending June 30, 2022. Before June 1, 2021, the Adviser had agreed under the Expense Limitation Agreement to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses to an amount not exceeding 0.99% of the Focused Fund through the period ending June 30, 2022.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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